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                                                                     EXHIBIT 4.1

                        SEE RESTRICTIONS ON REVERSE SIDE

                       Incorporated Under the Laws of the
                               State of Minnesota

                  Number                                      Shares

                                 ENTEGRIS, INC.

      This Certifies that __________________________________________is the owner and registered holder of
               ___________________________ shares of common stock,
                  par value $0.01 per share, of Entegris, Inc.

     Transferable only on the books of the corporation by the holder hereof in person or by duly authorized attorney upon
                surrender of this certificate properly endorsed.

            IN WITNESS WHEREOF, the said corporation has caused this
       certificate to be signed by its duly authorized officers and to be sealed with the seal of the corporation
                this __________ day of ___________________, 1999

---------------------------------           --------------------------------
Chairman                                    President
Dan Quernemoen                              Stan Geyer
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The shares represented by this certificate have been purchased for investment within the meaning of the Securities Act of 1993, as amended (the "Act") and applicable state securities laws, have not been registered under said federal or state securities laws, and the shares may not be sold, offered for sale, pledged, or otherwise transferred without an effective registration statement under the Act and applicable state securities laws, or an opinion of counsel satisfactory to the company to the effect that the proposed transaction will be exempt from registration.





For Value Received __________ hereby sell, assign and transfer unto
___________________________________________________________________________
________________________________________ Shares represented by the within
Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said shares on the Books of the within named limited liability company with full power of substitution in the premises.

Dated _______________, 19 _____.

IN PRESENCE OF

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NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.